UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2003

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 000-26335

KANSAS

48-1017164

(State or other jurisdiction of incorporation or organization)

(I.R.S. Employer Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (913) 294-9667

Item 7:    Financial Statements and Exhibits

Attached is the press release for the second quarter results.

(c)  Exhibits

Exhibit No.	Description
99.1	Press release dated October 23, 2003

Item 12:  Results of Operations and Financial Condition

On October 23, 2003, Team Financial, Inc. issued a press release announcing third quarter 2003 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

Date: October 24, 2003	By: /s/ Michael L. Gibson
Michael L. Gibson
President of Investments
Chief Financial Officer